FIFTH THIRD BANK

© Fifth Third Bank | All Rights Reserved

2Q14 Earnings Conference Call July 17, 2014 Refer to earnings release dated July 17, 2014 for further information. Exhibit 99.2

FIFTH THIRD BANK

© Fifth Third Bank | All Rights Reserved

Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Net income available to common shareholders of $416MM ($0.49 per diluted share), vs. $309MM ($0.36 per share) in
1Q14 and $582MM ($0.65 per share) in 2Q13
Operating results in line with our expectations, including C&I and CRE loan growth, deposit growth, and continued
expense management
Solid credit trends
— 2Q14 net charge-offs of $101MM (0.45% of loans and leases) vs. $168MM (0.76% of loans and leases) in 1Q14
— Total nonperforming assets (NPAs) of $837MM, down $112MM, or 12%, from 1Q14; NPA ratio of 0.92%, down 13 bps from 1Q14, nonperforming loans ratio of 0.70%, down 12 bps from 1Q14
Strong capital ratios²
— Repurchased 6MM common shares in 2Q14; average diluted share count reduced by 9MM shares in 2Q14
— Tier 1 common
ratio³
9.61% vs. 9.51% in 1Q14; Basel III pro forma
estimate³
of ~9.3%
— Tier 1 risk-based capital ratio 10.80%, Total risk-based capital ratio 14.30%, Leverage ratio 9.86%
—
Tangible common equity ratio³
of 9.00%; excluding securities portfolio unrealized gains/losses 8.74%
—
Book value per share of $16.74; tangible book value per share³
of $13.86, up 9% from 2Q13
2Q14 in review
1
Assumes 35% marginal tax rate
2
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 2Q14 results
$ in MM, except per share data
Net income impact
After tax EPS
impact Pre-tax After tax
1
Gain on sale of Vantiv shares
Valuation adjustment on Vantiv warrant
Litigation reserve charges
Land valuation adjustment
$125
$63
($61)
($17)
$82
$41
($39)
($11)
Valuation adjustment on Visa total return swap
Negative impact to Vantiv equity method income
($16)
($12)
($11)
($8)
Total $54 ~$0.06

Financial summary
Stable operating results with balance sheet growth and controlled expenses
Actual
Seq. YOY
($ in millions) 2Q13 1Q14 2Q14 $ % $ %
Average Balances
Total loans & leases 1 $86,707 $89,530 $90,549 $1,019 1% $3,842 4%
Core deposits
$85,537 $91,512 $92,841 $1,329 1% $7,304 9%
Income Statement Data
Net interest income (taxable equivalent) (NII) $885 $898 $905 $7 1% $20 2%
Provision for loan and lease losses 64 69 76 7 10% 12 20%
Noninterest income 1,060 564 736 172 31% (324) (31%)
Noninterest expense 1,035 950 954 4 - (81) (8%)
Net income attributable to Bancorp $591 $318 $439 $121 38% ($152) (26%)
Net income available to common shareholders $582 $309 $416 $107 35% ($166) (29%)
Financial Ratios
Earnings per share, diluted 0.65 0.36 0.49 $0.13 36% ($0.16) (27%)
Net interest margin 3.33% 3.22% 3.15% (7bps) (2%) (18bps) (5%)
Efficiency ratio 53.2% 64.9% 58.2% (670bps) (10%) 500bps 9%
Return on average assets 1.94% 1.00% 1.34% 34bps 34% (60bps) (31%)
Return on average common equity 17.3% 9.0% 11.9% 290bps 31% (540bps) (31%)
Return on average tangible common equity 2 21.1% 11.0% 14.4% 340bps 31% (670bps) (32%)
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix.

+1% QoQ; +4% YoY
87
87
88
90
91
36
37
36
36
36
51
51
51
53
54
2Q13
3Q13
4Q13
1Q14
2Q14
Commercial Loans
Consumer Loans

+1% QoQ; +9% YoY
86
87
89
92
93
5
5
5
6
6
51
51
53
55
56
30
31
31
31
31
2Q13
3Q13
4Q13
1Q14
2Q14
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

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Balance sheet
• Average C&I loans up 2% sequentially and 10% from 2Q13
• Average CRE loans up 2% sequentially; sixth quarter of
sequential CRE growth
• End of period commercial line utilization 32%; up from
30% in 1Q14
• Average consumer loans flat sequentially and year-over-
year
• Average loans held for sale down 2% sequentially and
75% from 2Q13
• Core deposit to loan ratio of 103%
– DDAs up 2% sequentially and up 5% from 2Q13
– Consumer average transaction deposits up 2%
sequentially and 4% year-over-year
– Commercial average transaction deposits flat
sequentially and up 16% year-over-year
• Short-term wholesale borrowings represent only 3% of
total funding
Average core deposit growth ($B)
Note: Numbers may not sum due to rounding.
1
Excludes loans held-for-sale
Average loan growth ($B)
1

$885
$898
$905
$898
$905
3.33%
3.31%
3.21%
3.22%
3.15%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2Q13
3Q13
4Q13
1Q14
2Q14
Net Interest Income ($MM)
NIM

	Δ	Δ

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Net interest income
NII and NIM (FTE)
• Net interest income up $7MM from 1Q14
– Increase driven by interest-earning asset growth and an additional day in the second quarter, partially offset by the effects of loan repricing and debt issuances
• NIM decreased 7 bps sequentially primarily due to the effects of loan repricing, debt issuances, and day count, offset partially by higher yields on the investment portfolio
• Year-over-year NII increased $20MM and NIM decreased 18 bps
– NII increase driven by higher balances and yields in investment securities, as well as higher loan balances, partially offset by the effect of loan repricing
– NIM decrease due to the impact of loan repricing
Yield Analysis
2Q13 1Q14 2Q14
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 3.58% 3.35% 3.27%
(8) (31)
Commercial mortgage loans 3.65% 3.43% 3.39%
(4) (26)
Commercial construction loans 3.41% 3.48% 3.54%
6 13
Commercial leases 3.36% 3.09% 3.04%
(5) (32)
Residential mortgage loans 3.91% 3.94% 3.93%
(1) 2
Home equity 3.76% 3.74% 3.71%
(3) (5)
Automobile loans 3.16% 2.86% 2.77%
(9) (39)
Credit card 9.97% 9.90% 10.06%
16 9
Other consumer loans and leases 39.49% 39.93% 35.63%
(430) (386)
Total loans and leases 3.89% 3.72% 3.65%
(7) (24)
Taxable securities 3.09% 3.33% 3.34%
1 25
Tax exempt securities 5.01% 5.51% 4.69%
(82) (32)
Other short-term investments 0.24% 0.26% 0.28%
2 4
Total interest-earning assets 3.73% 3.58% 3.53%
(5) (20)
Total interest-bearing liabilities 0.57% 0.51% 0.54%
3 (3)
Net interest rate spread 3.16% 3.07% 2.99%
(8) (17)

Noninterest income
Noninterest income
1
Net credit-related costs recognized in other noninterest income were $4MM in 2Q14. This compares with net credit-related costs of $10MM in 1Q14 and $6MM in 2Q13.
Actual Seq. YOY
2Q13 1Q14 2Q14 $ % $ %
($ in millions)
Service charges on deposits $136 $133 $139 $6 5% $3 2%
Corporate banking revenue 106 104 107 3 3% 1 1%
Mortgage banking net revenue 233 109 78 (31) (29%) (155) (67%)
Investment advisory revenue 98 102 102 - - 4 4%
Card and processing revenue 67 68 76 8 11% 9 12%
Other noninterest income
1
414 41 226 185 NM (188) (45%)
Securities gains, net - 7 8 1 16% 8 NM
Securities gains (losses), net -
6 - - - - (6) (100%) non-qualifying hedges on MSRs
Total noninterest income $1,060 $564 $736
$172
31%
($324) (31%)
• 2Q14 fee income reflected sequential growth in card and processing revenue, service charges on deposits, and corporate banking revenue, offset by lower mortgage banking net revenue
• 2Q14 other noninterest income included a $125MM gain on the sale of Vantiv shares, $63MM positive valuation adjustment on the Vantiv warrant, $17MM negative valuation adjustment for land upon which the Bancorp no longer expects to build branches, negative $16MM adjustment on the Visa total return swap (TRS), and $12MM negative impact to equity method income in Vantiv related to certain charges recognized by Vantiv as a result of their acquisition of Mercury Payment Systems
– 1Q14 other noninterest income included $36MM negative valuation adjustment for the Vantiv warrant and a
$1MM positive valuation on Visa TRS
– 2Q13 other noninterest income included a $242MM gain on the sale of Vantiv shares, $76MM positive valuation adjustment for the Vantiv warrant, a $10MM benefit resulting from the settlement related to a previously surrendered BOLI policy, and a $5MM negative valuation adjustment on the Visa TRS

Δ	Δ

–

–

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Noninterest expense
Noninterest expense
• 2Q14 results reflected continued disciplined expense management, flat sequentially and down 8% from 2Q13
2Q14 other noninterest expense included $61MM in litigation reserve charges compared with $51MM each in
1Q14 and 2Q13
Increase in card and processing expense commensurate with higher revenue in that business
• Year-over-year improvement in employee-related costs largely driven by changes in mortgage and retail staffing
Actual
Seq. YOY
2Q13 1Q14 2Q14 $ %
$ %
($ in millions)
Salaries, wages and incentives $404 $359 $368 $9 2% ($36) (9%)
Employee benefits
83 101 79 (22) (22%) (4) (5%)
Net occupancy expense
76 80 79
(1)
(1%) 3 3%
Technology and communications 50 53 52 (1) (3%) 2 4%
Equipment expense 28 30 30 - 1% 2 9%
Card and processing expense 33 31 37 6 17% 4 10%
Other noninterest expense 361 296 309 13 5% (52) (14%)
Total noninterest expense
$1,035 $950 $954
$4 - ($81) (8%)

$700
$600
$500
$400
$300
$200
$100
$0
$632
$603
$623
$590
$593
2Q13
3Q13
4Q13
1Q14
2Q14
PPNR $905 $655 $614 $507 $682
Adjusted PPNR

53% 59%
59% 60%
62% 61%
65% 60%
58% 60%
2Q13
3Q13
4Q13
1Q14
2Q14
Efficiency Ratio
Adjusted Efficiency Ratio

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Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 1Q14 and 2Q13 included the impact of $3MM and $20MM, respectively in mortgage repurchase provision. 4Q13 and 3Q13 included benefits to the mortgage repurchase provision of
$28MM and $4MM, respectively. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.
PPNR reconciliation
Efficiency ratio
($ in millions) 2Q13 3Q13 4Q13 1Q14 2Q14
Income before income taxes (U.S. GAAP) (a) $841 $604 $561 $438 $606
Add: Provision expense (U.S. GAAP) (b) 64 51 53 69 76
PPNR (a) + (b) $905 $655 $614 $507 $682
Adjustments to remove (benefit) / detriment²:
In noninterest income:
Gain from sales of Vantiv shares (242)         (85)            -            -            (125)
Vantiv warrant valuation (76)            (6)              (91)            36             (63)
Reduction in equity method income from interest in Vantiv -            -            -            -            12
Land valuation adjusments -            -            -            -            17
Other Vantiv-related income -            -            (9)              -            -
Valuation of 2009 Visa total return swap 5               2               18             (1)              16
BOLI settlement (10)            -            -            -            -
Securities (gains) / losses -            (2)              (2)              (7)              (8)
In noninterest expense:
Debt extinguishment (gains) / losses -            -            8               -            -
Severance expense 1               5               8               4               1
Large bank assessment fees -            5               -            -            -
Gain on sale of affordable housing investments (2)              (1)              -            -            -
Donation to Fifth Third Foundation -            -            8               -            -
Litigation reserve charges 51             30             69             51             61
Adjusted PPNR $632 $603 $623 $590 $593
Credit-related items:
In noninterest income 6               5               5               10             4
In noninterest expense 35             16             (12)            9               6
Credit-adjusted PPNR³
$673 $624 $616 $609 $603
PPNR increased 34% sequentially, reflecting
impact of $89MM in net benefit and $83MM in net
detriment to 2Q14 and 1Q14, respectively.
Excluding those items, adjusted PPNR increased
$3MM sequentially, primarily driven by improved
expenses.

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
152
156
103
94
94
258
258
276
243
243
2Q13
3Q13
4Q13
1Q14
2Q14
30-89 Days Past Due
90+ Days Past Due

$1,250
$1,000
$750
$500
$250
$0
356
334
373
351
320
794
680
607
595
512
2Q13
3Q13
4Q13
1Q14
2Q14
Commercial
Consumer

$175
$150
$125
$100
$75
$50
$25
$0
67
65
70
63
53
45
44
78
105
48
2Q13
3Q13
4Q13
1Q14
2Q14
Commercial
Consumer

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2,000
$1,500
$1,000
$500
$0
$1,735
$1,677
$1,582
$1,483
$1,458
1.99%
1.92%
1.79%
1.65%
1.61%
2Q13
3Q13
4Q13
1Q14
2Q14
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

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Credit quality overview
$109
Net charge-offs ($MM)
$148
$101
$112
NCO ratio
0.51% 0.49% 0.67% 0.76% 0.45%
$168
HFI Nonperforming assets ($MM)
$1,150
$1,014
$980
$832
$946
NPAs down 28% from 2Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$410
$414
$379
$337 $337
Includes 2Q14 provision expense of $76MM;
reserve coverage levels remain solid
Total delinquencies declined 18% from 2Q13;
remain at very low levels
NPA ratio   1.32%             1.16%            1.10%             1.05%      0.92%
4Q13 and 1Q14 net charge-offs elevated;
2Q14 returned to longer-term trend

FIFTH THIRD BANK

10%
8%
6%
4%
2%
0%
9.4%
9.9%
Basel III Est. 9.5%²
9.4%
Basel III Est. 9.0%²
9.5%
Basel III Est. 9.1%²
9.6%
Basel III Est. 9.3%²
2Q13
3Q13
4Q13
1Q14
2Q14

$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
910
860
810
760
710
660
901
888
878
858
848
$12.69
$13.09
$13.00
$13.40
$13.86
2Q13
3Q13
4Q13
1Q14
2Q14
Common Shares O/S
TBV per share

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Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
Tier 1 common equity
Avg. Diluted Shares Outstanding (MM)
and Tangible Book Value per share
• 2014 CCAR plan not objected to by Federal Reserve Board
• 2Q14 capital actions included:
– $150MM of common stock repurchases
– $300MM perpetual preferred stock issuance
– Increase common dividend by 8% to $0.13
• 2014 CCAR plan designed to maintain regulatory common
equity capital ratios generally at current levels
• 2014 CCAR plan included the potential repurchase of common shares in an amount up to $669MM
– Also included the ability to repurchase shares in the
amount of any after-tax gains from the sale of Vantiv Inc.
stock
EOP share impact
(MM)
Average share impact
(MM)
1Q14 2Q14 1Q14 2Q14 3Q14
$200MM ASR 1.1 - 4.8 0.8 -
$456MM ASR 2.3 - 15.3 2.1 -
$99MM ASR 4.6 - 2.8 1.8 -
$150MM ASR - 6.2 - 4.2 ~2.0
8.0 6.2 22.9 8.9 ~2.0
Capital Actions
Impact of Share Repurchases
1

Modest growth

~3.15% +/-

Down low double digits

(up mid-single digits ex-mortgage)

Down mid-single digits

Stable +/-

~1.15%[7]

~27.0-27.5%

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Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income
2
Net interest margin
2
Noninterest income
1
Noninterest expense
Pre-provision net revenue
1,2
ROA
1
Effective tax rate
1,2
Asset Quality:
Net charge-offs
Loan loss allowance
4
Nonperforming assets
4
Tier 1 common equity
3,6
Category
Fifth Third: Outlook
2014 Outlook
1
$87.0B
$82.9B
1
2013 results exclude a net $534MM benefit from gains on Vantiv share sales and valuation adjustments on the Vantiv warrant. 2014 outlook excludes a net $152MM benefit from gains on
Vantiv share sales and valuation adjustments on the Vantiv warrant. 2014 outlook also does not include potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance.
2
Presented on a fully-taxable equivalent basis.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
4
Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
5
As a percentage of loans and leases
6
Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes generally stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
7
Also excludes items reflected on page 9 as adjustments to remove (benefit) / detriment in noninterest income and noninterest expense for 1Q14 and 2Q14.
2013-Adjusted
1
Outlook as of July 17, 2014;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid single digit growth
Mid single digit growth
Down ~$40MM (~0.50%
5
)
Lower vs. 4Q13
Down ~15% vs. 4Q13
$3.58B
3.32% (3.21% 4Q13)
$2.70B
$3.95B
$2.31B
~1.2%
~28.4%
9.45%
$501MM (0.58%
5
)
$1.6B (1.79%)
$980MM (1.10%)
~Consistent with 4Q13

13 Appendix

72
62
150
(51)
23
63
74
(39)
26
64
60
(23)
28
62
41
(22)
6
62
42
(32)
2Q13
3Q13
4Q13
1Q14
2Q14
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments

$8
$7
$6
$5
$4
$3
$2
$1
$0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2Q13
3Q13
4Q13
1Q14
2Q14
Originations for sale
Originations HFI
Margin 1

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Mortgage banking results
• 2Q14 mortgage components:
– $2B in originations; $62MM in gross servicing fees revenue
– MSR valuation adjustments of positive $6MM; servicing rights amortization of negative
$32MM
– Gain on sale margin down 4 bps sequentially
• Expect continued stronger mortgage servicing results due to higher rates
• Emphasis on purchase business continues to impact volumes
– 70% purchase volume in 2Q14 vs. 55% 1Q14
Mortgage originations ($B) and gain-on-sale
margin¹
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain-on-sale margin represents gains on all loans originated for sale.
$121
$78
$233
$126
$109

2,312
$1,250
$500
$500
$500
2014
2015
2016
2017
2018
2019
2020 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$415
$500
$2,450
$650
$600
$850
2014
2015
2016
2017
2018
2019
2020 On

L-T debt 9%
Demand 24%
Equity 11%
Other liabilities 4%
S-T borrowings 2%
Non-Core Deposits 3%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 23%
Interest checking 20%

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Available and contingent borrowing capacity
(2Q14):
– FHLB ~$11.9B available, ~$15.4B total
– Federal Reserve ~$27.8B
Holding Company cash at 6/30/14: $2.6B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
18 months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
5%

NPL rollforward
NPL HFI Rollforward
Commercial
2Q13 3Q13 4Q13 1Q14 2Q14
639             623             521             458             464
Transfers to nonperforming 151             71               107             164             143
Transfers to performing (6)                (1)                (1)                (2)                (20)
Transfers to performing (restructured) (7)                (2)                (2)                (1)                (47)
Transfers from held for sale -              -              -              -              -
Transfers to held for sale (2)                -              -              -              (1)
Loans sold from portfolio (2)                (14)              (19)              (2)                (24)
Loan paydowns/payoffs (80)              (101)           (61)              (43)              (54)
Transfers to other real estate owned (28)              (14)              (12)              (7)                (18)
Charge-offs (45)              (44)              (78)              (105)           (48)
Draws/other extensions of credit 3                 3                 3                 2                 1
623             521             458             464             396
Consumer
2Q13 3Q13 4Q13 1Q14 2Q14
314             286             248             293             269
Transfers to nonperforming 116             95               165             93               85
Transfers to performing (31)              (30)              (25)              (28)              (24)
Transfers to performing (restructured) (28)              (24)              (22)              (22)              (20)
Transfers to held for sale -              -              -              -              -
Loans sold from portfolio -              -              -              -              -
Loan paydowns/payoffs (33)              (39)              (24)              (29)              (25)
Transfers to OREO/other repossessed property (21)              (28)              (20)              (24)              (24)
Charge-offs (30)              (13)              (30)              (15)              (16)
Draws/other extensions of credit (1)                1                 1                 1                 (1)
286             248             293             269             244
Total NPL 909             769             751             733             640
Total new nonaccrual loans - HFI 267             166 272 257 228
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

7%
6%
7%
10%
70%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.2 billion

Mortgage TDR Volume by Vintage
21%
35%
16%
12%
10%
5%
1%
2008
2009
2010
2011
2012
2013
2014

Re-default Rate
35%
30%
25%
20%
15%
10%
5%
0%
6
12
18
Months Since Modification
2008
2009
2010
2011
2012
2013

© Fifth Third Bank | All Rights Reserved

Troubled debt restructurings overview
Of $1.7B in consumer TDRs, $1.6B were on accrual
status and $115MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, $1.1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source: Fifth Third and OCC/OTS data through 1Q14
Mortgage TDRs that are past due 60 days or more trend by vintage 1
$1.3B current consumer TDRs (%)
1
Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)

FIFTH THIRD BANK

FL
7%
MI
8%
OH
14%
IN
4%
IL
11%
KY
3%
TN
5%
NC
5%
Other /
National
43%

Auto
Manufacturing
1%
Accommodation
3%
Construction
3%
Finance &
Insurance
13%
Other
38%
Manufacturing
23%
Real Estate
3%
Retail Trade
4%
Auto Retailers
2%
Wholesale
Trade
10%

© Fifth Third Bank | All Rights Reserved

Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 46% of total loans and 31% of net charge-offs
• C&I loans increased 2% sequentially and 9% since 2Q13
• Leveraged loans of $4.9B in 2Q14, consistent with 1Q14 and
4Q13 (regulatory definitions regarding purpose, senior debt/
EBITDA >3x, total debt/EBITDA >4x)
* Excludes loans held-for-sale.
($ in millions) 2Q13 3Q13 4Q13 1Q14 2Q14
EOP Balance* $37,856 $38,253 $39,316 $40,591 $41,299
Avg Loans* $37,630 $38,133 $38,835 $40,377 $41,374
90+ days delinquent - $3 - $1 -
as % of loans NM 0.01% NM NM NM
NPAs* $361 $321 $290 $304 $265
as % of loans 0.95% 0.84% 0.74% 0.75% 0.64%
Net charge-offs $33 $44 $66 $97 $31
as % of loans 0.35% 0.46% 0.67% 0.97% 0.30%
C&I

FL
13%
MI
22%
Other / National
12%
NC
5%
TN
2%
KY
3%
IL
10%
IN
6%
OH
27%

Accommodation
7%
Auto Manufacturing
<1%
Construction
5%
Finance & Insurance
3%
Manufacturing
8%
Other
27%
Wholesale Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
38%

© Fifth Third Bank | All Rights Reserved

Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 9% of total loans and
9% of net charge-offs
• Owner occupied 2Q14 NCO ratio of 0.2%, non-owner occupied
2Q14 NCO ratio of 0.7%
• Loans from FL/MI represented 35% of portfolio loans and 68%
of portfolio losses in 2Q14
* Excludes loans held-for-sale.
($ in millions) 2Q13 3Q13 4Q13 1Q14 2Q14
EOP Balance* $8,443 $8,052 $8,066 $7,958 $7,805
Avg Loans* $8,618 $8,273 $8,047 $7,981 $7,885
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $355 $296 $252 $240 $212
as % of loans 4.15% 3.62% 3.09% 2.98% 2.69%
Net charge-offs $10 $2 $8 $3 $9
as % of loans 0.50% 0.14% 0.40% 0.16% 0.44%
Commercial mortgage

FL
10%
MI
8%
OH
18%
IN
5%
IL
12%
KY
2%
TN
3%
NC
8%
Other / National
34%

Accommodation
6%
Construction
13%
Finance & insurance
2%
Manufacturing
1%
Real estate
63%
Retail Trade
<1%
Auto Retailers
1%
Wholesale Trade
1%
Other
13%

© Fifth Third Bank | All Rights Reserved

Commercial construction
Loans by geography Credit trends
Loans by industry Comments
• Commercial construction loans represented 2% of total loans and 8% of net charge-offs
• Loans from FL/MI represented 18% of portfolio loans
* Excludes loans held-for-sale.
($ in millions) 2Q13 3Q13 4Q13 1Q14 2Q14
EOP Balance* $754 $875 $1,039 $1,218 $1,424
Avg Loans* $713 $793 $952 $1,116 $1,362
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $69 $62 $59 $46 $31
as % of loans 8.88% 6.86% 5.53% 3.68% 2.17%
Net charge-offs - ($2) $4 $5 $8
as % of loans (0.04%) (1.16%) 1.65% 1.66% 2.26%
Commercial construction

FL
13%
MI
15%
Other /
National
14%
OH
24%
NC
5%
TN
2%
KY
6%
IL
13%
IN
8%

© Fifth Third Bank | All Rights Reserved

Residential mortgage
1 st liens: 100%; weighted average LTV: 73.2%
Weighted average origination FICO: 753
Origination FICO distribution:  <660 6%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 58%; Other^ 8%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 38%; 70.1-80 36%; 80.1-90 7%;
90.1-95 5%; >95 14%
Vintage distribution: 2014: 6%, 2013: 22%; 2012 22%; 2011 14%;
2010 7%; 2009 4%; 2008 3%; 2007 4%; 2006 4%; 2005 6%; 2004
and prior 7%
14% originated through 3 rd party; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
8% of net charge-offs
• Net charge-offs decreased to $8MM in 2Q14
• OH, MI, and IL account for 25%, 18%, and 28% of
residential mortgage net charge-offs, respectively
• Improvement driven by sequential $2.4MM decrease in
OH, $2.7MM decrease in FL, and $1.6MM decrease in
Other/National
• $0.7MM in combined recoveries recognized in FL and KY
($ in millions) 2Q13 3Q13 4Q13 1Q14 2Q14
EOP Balance* $12,400 $12,534 $12,680 $12,626 $12,652
Avg Loans* $12,260 $12,486 $12,609 $12,659 $12,611
90+ days delinquent $71 $73 $66 $56 $60
as % of loans 0.57% 0.58% 0.52% 0.44% 0.47%
NPAs* $255 $229 $223 $201 $172
as % of loans 2.06% 1.82% 1.76% 1.59% 1.36%
Net charge-offs $15 $12 $13 $15 $8
as % of loans 0.48% 0.39% 0.39% 0.49% 0.24%
Residential mortgage

Home equity - brokered					
($ in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
EOP Balance*	$1,275	$1,231	$1,190	$1,155	$1,131
90+ days delinquent	$11	$11	-	-	-
as % of loans	0.89%	0.88%	NM	NM	NM
Net charge-offs	$7	$6	$8	$5	$7
as % of loans	2.30%	1.91%	2.81%	1.85%	2.35%

Home equity - direct					
($ in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
EOP Balance*	$8,256	$8,125	$8,056	$7,970	$7,925
90+ days delinquent	$37	$35	-	-	-
as % of loans	0.44%	0.43%	NM	NM	NM
Net charge-offs	$16	$13	$18	$11	$11
as % of loans	0.76%	0.64%	0.87%	0.55%	0.58%

FL
3%
MI
22%
Other
17%
NC
1%
TN
2%
KY
7%
IL
13%
IN
10%
OH
25%

FL
8%
Other
2%
MI
19%
NC
5%
TN
1%
KY
7%
IL
13%
IN
8%
OH
37%

© Fifth Third Bank | All Rights Reserved

Home equity loans represented 10% of total loans and 18% of net charge-offs
Approximately 12% of portfolio in broker product generated 37% total loss
37% of Fifth Third 2 nd liens are behind Fifth Third 1 st liens
2005/2006 vintages represent approximately 24% of portfolio; account for 44% of losses
Home equity
1 liens: 34%; 2 liens: 66%
Weighted average origination FICO: 752
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 53%; Other 9%
Average CLTV: 73%; Origination CLTV distribution: <=70 41%; 70.1-
80 23%; 80.1-90 18%; 90.1-95 6%; >95 12%
Vintage distribution: 2014: 4%, 2013: 7%; 2012 4%; 2011 3%; 2010
2%; 2009 3%; 2008 9%; 2007 9%; 2006 13%; 2005 12%; 2004 and
prior 34%
% through broker channels: 12% WA FICO: 734 brokered, 755 direct;
WA CLTV: 88% brokered; 70% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
st
nd

FIFTH THIRD BANK

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2014 2014 2013  2013  2013
Income before income taxes (U.S. GAAP) $606 $438 $561 $604 $841
Add: Provision expense (U.S. GAAP) 76  69  53 51  64
Pre-provision net revenue (a) 682  507 614 655 905
Net income available to common shareholders (U.S. GAAP) 416  309                             383                             421                             582
Add: Intangible amortization, net of tax 1  1  1                                 1                                 1
Tangible net income available to common shareholders 417  310                             384                             422                             583
Tangible net income available to common shareholders (annualized) (b) 1,673  1,257                         1,523                         1,674                         2,338
Average Bancorp shareholders' equity (U.S. GAAP) 15,157  14,862  14,757  14,440  14,221
Less: Average preferred stock (1,119)                        (1,034)                        (703)                           (593)                           (717)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (17)                              (19)                              (20)                              (22)                              (24)
Average tangible common equity (c) 11,605  11,393                       11,618                       11,409                       11,064
Total Bancorp shareholders' equity (U.S. GAAP) 15,469  14,826  14,589  14,641  14,239
Less:  Preferred stock (1,331)                        (1,034)                        (1,034)                        (593)                           (991)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (17)                              (18)                              (19)                              (21)                              (23)
Tangible common equity, including unrealized gains / losses (d) 11,705  11,358                       11,120                       11,611                       10,809
Less: Accumulated other comprehensive income (382)                           (196)                           (82)                              (218)                           (149)
Tangible common equity, excluding unrealized gains / losses (e) 11,323  11,162                       11,038                       11,393                       10,660
Total assets (U.S. GAAP) 132,562  129,654                     130,443                     125,673                     123,360
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (17)                              (18)                              (19)                              (21)                              (23)
Tangible assets, including unrealized gains / losses (f) 130,129  127,220                     128,008                     123,236                     120,921
Less: Accumulated other comprehensive income / loss, before tax (588)                           (302)                           (126)                           (335)                           (229)
Tangible assets, excluding unrealized gains / losses (g) 129,541  126,918                     127,882                     122,901                     120,692
Common shares outstanding (h) 844                             848                             855                             887                             851
Ratios:
Return on average tangible common equity (b) / (c) 14.4% 11.0% 13.1% 14.7% 21.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.74% 8.79% 8.63% 9.27% 8.83%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.00% 8.93% 8.69% 9.42% 8.94%
Tangible book value per share (d) / (h) $13.86  $13.40  $13.00  $13.09  $12.69
For the Three Months Ended

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2014 2014 2013 2013 2013
Total Bancorp shareholders' equity (U.S. GAAP) $15,469 $14,826 $14,589 $14,641 $14,239
Goodwill and certain other intangibles (2,484) (2,490) (2,492) (2,492) (2,496)
Unrealized gains (382) (196) (82) (218) (149)
Qualifying trust preferred securities 60 60 60 810 810
Other (19) (18) 19 21 22
Tier I capital 12,644 12,182 12,094 12,762 12,426
Less: Preferred stock (1,331) (1,034) (1,034) (593) (991)
Qualifying trust preferred securities (60) (60) (60) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1) (1) (37) (39) (38)
Tier I common equity (a) 11,252 11,087 10,963 11,320 10,587
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 117,127 116,622 115,969 113,801 111,559
Ratio:
Tier I common equity (a) / (b) 9.61% 9.51% 9.45% 9.95% 9.49%
Basel III - Estimated Tier 1 common equity ratio
June March December September
2014 2014 2013 2013
Tier 1 common equity (Basel I) 11,252 11,087 10,963 11,320
Add: Adjustment related to capital components 96 99 82 88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) 11,348 11,186 11,045 11,408
Add: Adjustment related to AOCI 382 196 82 218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) 11,730 11,382 11,127 11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,460 122,659 122,851 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.27% 9.12% 8.99% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.58% 9.28% 9.06% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended